                               POWER OF ATTORNEY

     Know all by these  presents,  that the undersigned  hereby  constitutes and appoints each of Chad D. Perry, James F. Williams, Thomas J. Guerrieri Jr.,
Joshua D. Cox and Eric Richardson,  signing singly,
the undersigned's true and lawful attorney-in-fact to:

(1) execute for and on behalf of the undersigned,  in the undersigned's capacity as an officer  and/or  director of Tanger  Factory  Outlet  Centers,  Inc.  (the
"Company"), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities
Exchange Act of 1934 and the rules  thereunder,  and Form 144 in accordance with
Rule 144 of the Securities Act of 1933 and the rules thereunder;

(2) do and perform any and all acts for and on behalf of the  undersigned  which may be  necessary or desirable to complete and execute any such Form 3, 4, 5, or
144, complete and execute any amendment or amendments  thereto,  and timely file such form with the United  States  Securities  and Exchange  Commission  and any
stock exchange or similar authority; and

(3)  take any  other  action  of any  type  whatsoever  in  connection  with the foregoing which, in the opinion of such attorney-in-fact,  may be of benefit to, in the best  interest  of, or legally  required  by, the  undersigned,  it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned  pursuant to this Power of Attorney  shall be in such form and shall contain such terms and conditions as such  attorney-in-fact  may approve in such attorney-in-fact's discretion.

     The undersigned hereby grants to each such  attorney-in-fact full power and authority  to do and perform any and every act and thing  whatsoever  requisite, necessary,  or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally  present,  with full power of substitution or revocation, hereby  ratifying  and  confirming  all  that  such  attorney-in-fact,  or  such attorney-in-fact's  substitute or substitutes,  shall lawfully do or cause to be done by virtue of this  power of  attorney  and the  rights  and  powers  herein granted. The undersigned acknowledges that the foregoing  attorneys-in-fact,  in serving in such  capacity at the request of the  undersigned,  are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with  Section  16 of the  Securities  Exchange  Act of 1934  or Rule  144 of the
Securities Act of 1933.

     This Power of  Attorney  shall  remain in full  force and effect  until the undersigned is no longer required to file Forms 3, 4, 5, and 144 with respect to the  undersigned's  holdings of and  transactions  in  securities  issued by the
Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

     IN WITNESS WHEREOF, the undersigned has caused this Power of Attorney to be executed as of this 14th day of February, 2013.

                  /s/ Manuel O. Jessup
                           Signature